EATON VANCE TABS 5-to-15 YEAR LADDERED MUNICIPAL BOND FUND

Supplement to Summary Prospectus dated June 1, 2019 and Prospectus dated June 1, 2019

The Fund is managed by Eaton Vance Management (“EVM”), a wholly-owned subsidiary of Eaton Vance Corp. (“EVC”). Members of EVM’s Tax Advantaged Bond Strategies (“TABS”) division are portfolio managers of the Fund. In connection with a strategic initiative being implemented by EVC, members of EVM’s TABS division will join Parametric Portfolio Associates LLC (“Parametric”). Parametric is an indirect wholly-owned subsidiary of EVC. The TABS division will continue to operate from their current offices in New York and there will be no changes to the manner in which they conduct portfolio management activities for the Fund in connection with the foregoing changes.

In connection with the foregoing, the Board of Trustees of the Fund has approved EVM’s delegation of the day-to-day investment management of the Fund to Parametric effective January 15, 2020. On such date, Parametric will become sub-adviser of the Fund. Accordingly, the following changes are effective January 15, 2020:

1.  Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund will change its name to Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund

2.  References to “investment adviser”, with respect to the day-to-day management of the Fund or Portfolio, including implementation of the Fund or Portfolio’s investment strategies shall mean Parametric. Additionally, references to “investment adviser” with respect to any expense reimbursement shall also include “sub-adviser”.

3.  The following replaces “Management” under “Fund Summary”:

Management

Investment Adviser. Eaton Vance Management (“Eaton Vance”) serves as investment adviser to the Fund. Boston Management and Research (“BMR”) serves as investment adviser to the Portfolio(s).

Investment Sub-Adviser. Parametric Portfolio Associates LLC (“Parametric”) serves as the investment sub-adviser to the Fund and Portfolio(s).

Portfolio Managers

The portfolio managers of the Fund and Portfolio are part of Parametric’s Tax-Advantaged Bond Strategies (“TABS”) division.

James H. Evans, (lead portfolio manager) Chief Investment Officer, Fixed Income of Parametric, has managed the Fund since February 2010 and the Portfolio since its inception in March 2016.

Brian C. Barney, Managing Director, Institutional Portfolio Management of Parametric, has managed the Fund since June 2012 and the Portfolio since its inception in March 2016.

Christopher J. Harshman, Director, Portfolio Management of Parametric, has managed the Fund since June 2010 and the Portfolio since its inception in March 2016.

4.  The following replaces the third paragraph under “Management and Organization”:

Pursuant to investment sub-advisory agreements, Eaton Vance has delegated the investment management of the Fund and BMR has delegated investment management of the Portfolio to Parametric, an indirect wholly–owned subsidiary of Eaton Vance Corp., with offices at 800 Fifth Avenue, Suite 2800, Seattle, WA 98104. Eaton Vance and BMR pay Parametric a portion of the advisory fee for sub-advisory services provided to the Fund and Portfolio, respectively.

The Fund’s semiannual report covering the fiscal period ended July 31 provides information regarding the basis for the Trustees’ approval of the Fund’s and the Portfolio’s investment advisory agreements. The Fund’s annual report covering the fiscal period ended January 31 will provide information regarding the basis for the Trustees’ approval of the Fund’s and the Portfolio’s investment sub-advisory agreements.

5.  The following replaces the eighth paragraph under ”Management and Organization”:

The Fund and Portfolio are managed by a team of portfolio managers led by James H. Evans. Mr. Evans has served as a portfolio manager of the Fund since commencement of operations in February 2010 and of the Portfolio since it commenced operations in March 2016. Mr. Evans is Chief Investment Officer, Fixed Income of Parametric and has been employed by the Eaton Vance organization for more than five years. Brian C. Barney and Christopher J. Harshman are also portfolio managers of the Fund and the Portfolio. Mr. Barney has managed the Fund since June 2012. He is a Managing Director, Institutional Portfolio Management of Parametric and has been employed by the Eaton Vance organization for more than five years. Mr. Harshman has managed the Fund since June 2010. He is Director, Portfolio Management of Parametric and has been employed by the Eaton Vance organization for more than five years. Mr. Barney and Mr. Harshman have managed the Portfolio since it commenced operations in March 2016.

December 13, 2019	34044 12.13.19